Exhibit 99.1

BCP Investment Corporation to Postpone Third Quarter 2026 Earnings Release and Conference Call

November 6, 2026

NEW YORK, Nov. 05, 2026 (GLOBE NEWSWIRE) — BCP Investment Corporation (NASDAQ: BCIC) (“BCIC” or “the Company”) today announced that it is postponing its Third Quarter 2026 financial results release and conference call, originally scheduled for November 5, 2026 and November 6, 2026, respectively.

The delay allows management additional time to finalize the financial disclosures, regulatory filings, and structural terms related to a potential strategic initiative. Management believes delaying the earnings release is prudent to ensure the market receives comprehensive information regarding both quarterly performance and the total financial impact of the potential strategic initiative simultaneously. There can be no assurance that these discussions will result in a definitive agreement or any transaction.

The delay is not related to any accounting, financial or regulatory matters.

The company intends to reschedule the earnings call and provide a comprehensive announcement in the coming days. A new date and time, along with dial-in and webcast registration details, will be issued via a separate press release as soon as practicable.

About BCP Investment Corporation

BCP Investment Corporation (NASDAQ: BCIC) is a publicly traded, externally managed closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act. BCIC’s middle market investment business originates, structures, finances and manages a portfolio of term loans, mezzanine investments and selected equity securities in middle market companies. BCIC’s investment activities are managed by its investment adviser, Sierra Crest Investment Management LLC, an affiliate of BC Partners Advisors L.P.

BCIC’s filings with the Securities and Exchange Commission (the “SEC”), earnings releases, press releases and other financial, operational and governance information are available on BCIC’s website at www.bcpinvestmentcorporation.com.

About BC Partners Advisors L.P. and BC Partners Credit

BC Partners is a leading international investment firm in private equity and private credit strategies. Established in 1986, BC Partners has played an active role in developing the European buyout market for three decades.

Today, BC Partners executives operate across markets as an integrated team through the firm’s offices in North America and Europe. For more information, please visit https://www.bcpartners.com/.

BC Partners Credit was launched in February 2017 and has pursued a strategy focused on identifying attractive credit opportunities in any market environment and across sectors, leveraging the deal sourcing and infrastructure made available from BC Partners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. The matters discussed in this press release, as well as in future oral and written statements by management of BCP Investment Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance and include, but are not limited to, projected financial performance, expected development of the business, plans and expectations about future investments and the future liquidity of the Company. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “outlook,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.

The forward-looking statements should be read in conjunction with the risks and uncertainties discussed in the Company’s filings with the SEC, including the Company’s most recent Form 10-K and other SEC filings. We do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required to be reported under the rules and regulations of the SEC. Although the Company undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that it may make directly to you or through reports that the Company in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts:

BCP Investment Corporation

650 Madison Avenue, 3rd floor

New York, NY 10022

info@bcpinvestmentcorporation.com

Brandon Satoren

Chief Financial Officer

Brandon.Satoren@bcpartners.com

(212) 891-2880

The Equity Group Inc.

Lena Cati

lena.cati@theequitygroup.com

(212) 836-9611

The Equity Group Inc.

Val Ferraro

val.ferraro@theequitygroup.com

(212) 836-9633